ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

MOMENTIVE GLOBAL INC

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE
DESIGNATION (IF ANY) ADD 1
ADD 2
ADD 3
ADD 4

CUSIP/IDENTIFIER	XXXXXX XX
Holder ID	X
Insurance Value	XXXXXXXX
Number of Shares DTC	1,000,000.00
	123456

Certificate Numbers	**Num/No.**	**Denom.**	**Total**
1234567890/1234567890	12345678	1234567890	12345
1234567890/1234567890	2	2	2
1234567890/1234567890	3	3	3
1234567890/1234567890	4	4	4
1234567890/1234567890	5	5	5
1234567890/1234567890	6	6	6
Total Transaction			7

COMMON STOCK

PAR VALUE $0.00001

COMMON STOCK

Certificate Number
ZQ00000000

Shares
000000***************
000000*************
****000000***************
*****000000**************
******000000*************

MOMENTIVE GLOBAL INC

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 60878Y 10 8

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

is the owner of

***ZERO HUNDRED THOUSAND
ZERO HUNDRED AND ZERO***

THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com

FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Momentive Global Inc (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

President

Secretary

MOMENTIVE GLOBAL INC
CORPORATE
SEAL
October 28, 2011
DELAWARE

DATED DD-MMM-YYYY

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

By ______________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

Printed by DATA BUSINESS FORMS

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